                                                                       EX. 99.23
                                                FREE WRITING PROSPECTUS FOR
GRAPHIC OMITTED                                         OWNIT, SERIES 2006-1
--------------------------------------------------------------------------------
                               ABS NEW TRANSACTION
                             FREE WRITING PROSPECTUS

                          $[708,717,000] (APPROXIMATE)

                                      OWNIT

             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-1





               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER





                                JANUARY 10, 2006


--------------------------------------------------------------------------------
RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.              1

                                      FREE WRITING PROSPECTUS FOR
GRAPHIC OMITTED                               OWNIT, SERIES 2006-1
--------------------------------------------------------------------------------
                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.



--------------------------------------------------------------------------------
RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.
                                                                              2

2-4 FAMILY
MORTGAGE RATES

RANGE OF           NUMBER     AGGREGATE    PERCENT           WEIGHTED AVERAGE    WEIGHTED
MORTGAGE RATES       OF       PRINCIPAL      OF     WEIGHTED AVERAGE PRINCIPAL   AVERAGE   PERCENT
                  MORTGAGE     BALANCE     MORTGAGE AVERAGE   CREDIT  BALANCE   ORIGINAL    FULL    PERCENT
                    LOANS    OUTSTANDING    POOL    COUPON    SCORE  OUTSTANDING  LTV       DOC       IO
-------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%           2   $711,271     5.42%   5.430%       695  $355,636   76.70%   100.00%   56.24%
5.501% to 6.000%           7  3,022,196     23.02    5.921       695   431,742    81.52     89.09    87.56
6.001% to 6.500%           9  3,599,368     27.42    6.332       726   399,930    78.82     52.63    96.53
6.501% to 7.000%           5  1,601,790     12.20    6.845       695   320,358    76.70     12.49    84.41
7.001% to 7.500%           2    658,200      5.01    7.170       675   329,100    80.00      0.00   100.00
7.501% to 8.000%           8  2,686,938     20.47    7.712       663   335,867    75.57     53.74    32.03
8.001% to 8.500%           1    155,900      1.19    8.375       665   155,900    79.99      0.00   100.00
8.501% to 9.000%           3    345,853      2.63    8.958       698   115,284    89.06     36.79     0.00
9.001% to 9.500%           1    307,962      2.35    9.250       563   307,962    70.00      0.00     0.00
10.001% to                 1     38,969      0.30   10.500       665    38,969   100.00      0.00     0.00
10.500%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                    39 $13,128,447  100.00%   6.750%       693  $336,627   78.60%    53.85%   72.72%
=========================================================================================================================

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.375% per annum to 10.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.750% per annum.

ORIGINAL LOAN-TO-VALUE RATIOS

RANGE OF           NUMBER    AGGREGATE    PERCENT            WEIGHTED  AVERAGE    WEIGHTED
ORIGINAL             OF      PRINCIPAL      OF      WEIGHTED AVERAGE  PRINCIPAL   AVERAGE   PERCENT
LOAN-TO-VALUE     MORTGAGE    BALANCE     MORTGAGE  AVERAGE   CREDIT   BALANCE    ORIGINAL   FULL    PERCENT
RATIOS             LOANS    OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------------
50.01% to 60.00%           1   $139,971     1.07%   7.750%       821  $139,971    57.85%   100.00%    0.00%
60.01% to 70.00%           5  1,417,005     10.79    7.828       636   283,401     67.79     53.23     0.00
70.01% to 75.00%           8  3,197,594     24.36    6.525       667   399,699     74.74     75.38    57.21
75.01% to 80.00%          19  6,906,900     52.61    6.567       707   363,521     79.91     39.52   100.00
85.01% to 90.00%           2    655,096      4.99    6.793       726   327,548     90.00     57.41    42.59
90.01% to 95.00%           2    659,228      5.02    6.569       713   329,614     95.00    100.00    80.70
95.01% to 100.00%          2    152,653      1.16    9.383       735    76,326    100.00      0.00     0.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                    39 $13,128,447  100.00%   6.750%       693  $336,627    78.60%    53.85%   72.72%
=========================================================================================================================

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 57.85% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 1.16% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 100.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.00%.

CREDIT SCORES

RANGE OF           NUMBER    AGGREGATE    PERCENT             WEIGHTED  AVERAGE    WEIGHTED
CREDIT SCORES        OF      PRINCIPAL      OF      WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   PERCENT
                  MORTGAGE    BALANCE     MORTGAGE  AVERAGE    CREDIT   BALANCE    ORIGINAL   FULL   PERCENT
                   LOANS    OUTSTANDING    POOL      COUPON    SCORE  OUTSTANDING    LTV       DOC     IO
-------------------------------------------------------------------------------------------------------------------------
563 to 575                 1   $307,962     2.35%   9.250%       563   $307,962    70.00%     0.00%    0.00%
601 to 625                 4    763,267      5.81    6.520       615    190,817     76.93    100.00    26.20
626 to 650                 6  2,788,655     21.24    6.720       640    464,776     75.86     88.18    53.24
651 to 675                11  2,795,120     21.29    7.275       667    254,102     78.22     31.12    75.99
676 to 700                 3  1,205,400      9.18    6.792       686    401,800     78.06      0.00   100.00
701 to 725                 2  1,135,750      8.65    6.311       717    567,875     76.81     63.72   100.00
726 to 750                 3    996,941      7.59    6.568       736    332,314     86.95     53.36    89.47
751 to 775                 5  1,736,180     13.22    6.171       763    347,236     83.48     69.45    71.79
776 to 800                 3  1,259,200      9.59    6.366       782    419,733     79.75     29.86   100.00
801 to 821                 1    139,971      1.07    7.750       821    139,971     57.85    100.00     0.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                    39 $13,128,447  100.00%   6.750%       693   $336,627    78.60%    53.85%   72.72%
=========================================================================================================================

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 563 to 821 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 693.

 SECOND LIENS

MORTGAGE RATES

RANGE OF           NUMBER    AGGREGATE    PERCENT             WEIGHTED  AVERAGE   WEIGHTED
MORTGAGE RATES       OF      PRINCIPAL      OF      WEIGHTED  AVERAGE  PRINCIPAL  AVERAGE   PERCENT
                  MORTGAGE    BALANCE     MORTGAGE  AVERAGE   CREDIT   BALANCE   ORIGINAL   FULL    PERCENT
                    LOANS    OUTSTANDING   POOL     COUPON    SCORE  OUTSTANDING   LTV      DOC        IO
-------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%           6   $205,100     1.65%   7.990%       634  $34,183    99.99%    84.42%    0.00%
8.001% to 8.500%          13    768,484      6.18    8.416       745   59,114     98.96    100.00     0.00
8.501% to 9.000%          18  1,267,157     10.19    8.890       715   70,398     99.11     53.96     0.00
9.001% to 9.500%          30  1,699,977     13.67    9.327       705   56,666     99.90     51.44     0.00
9.501% to 10.000%         60  2,855,591     22.96    9.917       651   47,593     99.46     75.49     0.00
10.001% to                15    803,928      6.47   10.333       657   53,595    100.00     39.26     0.00
10.500%
10.501% to                43  2,290,666     18.42   10.905       619   53,271     99.22     87.87     0.00
11.000%
11.001% to                59  2,262,726     18.20   11.326       611   38,351     99.67     97.99     0.00
11.500%
11.501% to                 7    281,220      2.26   11.862       600   40,174     98.35     63.41     0.00
12.000%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                   251 $12,434,848  100.00%  10.116%       657  $49,541    99.47%    75.43%    0.00%
=========================================================================================================================

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 7.990% per annum to 12.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 10.116% per annum.

ORIGINAL LOAN-TO-VALUE RATIOS

RANGE OF           NUMBER   AGGREGATE     PERCENT             WEIGHTED AVERAGE    WEIGHTED
ORIGINAL             OF     PRINCIPAL        OF     WEIGHTED  AVERAGE  PRINCIPAL  AVERAGE   PERCENT
LOAN-TO-VALUE     MORTGAGE   BALANCE      MORTGAGE  AVERAGE    CREDIT   BALANCE   ORIGINAL   FULL     PERCENT
RATIOS             LOANS   OUTSTANDING      POOL    COUPON     SCORE  OUTSTANDING  LTV       DOC       IO
-------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%           1    $20,085     0.16%   10.875%      612   $20,085     84.98%   100.00%    0.00%
85.01% to 90.00%           6    163,651     1.32     9.477       678    27,275     89.86     36.41     0.00
90.01% to 95.00%          10    794,185     6.39    10.205       654    79,419     94.43    100.00     0.00
95.01% to 100.00%        234 11,456,927    92.14    10.118       657    48,961     99.98     74.24     0.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                   251 $12,434,848  100.00%  10.116%       657   $49,541     99.47%    75.43%    0.00%
=========================================================================================================================

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 84.98% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 100.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.47%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 21.41%.


CREDIT SCORES

RANGE OF           NUMBER    AGGREGATE    PERCENT             WEIGHTED AVERAGE   WEIGHTED
CREDIT SCORES        OF      PRINCIPAL      OF      WEIGHTED  AVERAGE PRINCIPAL  AVERAGE    PERCENT
                  MORTGAGE    BALANCE     MORTGAGE  AVERAGE   CREDIT   BALANCE   ORIGINAL   FULL     PERCENT
                    LOANS    OUTSTANDING   POOL     COUPON    SCORE  OUTSTANDING   LTV      DOC        IO
-------------------------------------------------------------------------------------------------------------------------
553 to 575                 2    $53,556     0.43%  11.250%       557  $26,778   100.00%   100.00%    0.00%
576 to 600                16    805,268      6.48   11.292       593   50,329     99.14    100.00     0.00
601 to 625                99  4,001,533     32.18   10.842       613   40,420     99.74     96.30     0.00
626 to 650                37  1,989,065     16.00   10.350       643   53,759     98.79     84.98     0.00
651 to 675                36  1,693,064     13.62    9.844       662   47,030     99.64     70.14     0.00
676 to 700                19  1,256,040     10.10    9.431       687   66,107     99.77     59.98     0.00
701 to 725                18  1,078,958      8.68    8.951       712   59,942     99.35     35.67     0.00
726 to 750                10    666,621      5.36    9.026       736   66,662     99.58     40.27     0.00
751 to 775                11    700,805      5.64    8.908       762   63,710     99.16     48.51     0.00
776 to 794                 3    189,938      1.53    8.933       789   63,313     99.99     22.35     0.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                   251 $12,434,848  100.00%  10.116%       657  $49,541    99.47%    75.43%    0.00%
=========================================================================================================================

Date was approximately 657.

 INVESTOR PROPERTIES

MORTGAGE RATES

RANGE OF           NUMBER    AGGREGATE    PERCENT             WEIGHTED AVERAGE    WEIGHTED
MORTGAGE RATES      OF       PRINCIPAL      OF      WEIGHTED  AVERAGE PRINCIPAL   AVERAGE   PERCENT
                  MORTGAGE    BALANCE     MORTGAGE  AVERAGE   CREDIT   BALANCE   ORIGINAL    FULL      PERCENT
                   LOANS    OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING   LTV       DOC        IO
---------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%           1   $268,000     2.10%   5.500%       652  $268,000   80.00%   100.00%  100.00%
5.501% to 6.000%           1    230,505      1.80    5.990       758  230,505     80.00    100.00     0.00
6.001% to 6.500%           3    811,982      6.35    6.391       748  270,661     81.90    100.00   100.00
6.501% to 7.000%          11  2,277,566     17.81    6.920       697  207,051     78.70     83.32    79.71
7.001% to 7.500%           9  2,095,414     16.38    7.419       709  232,824     84.27     87.00    81.72
7.501% to 8.000%          14  4,103,308     32.09    7.737       670  293,093     80.92     77.26    40.92
8.001% to 8.500%           6  1,688,800     13.21    8.309       688  281,467     84.59     61.25    71.90
8.501% to 9.000%           4    841,837      6.58    8.875       716  210,459     87.51     87.53    87.53
9.001% to 9.500%           4    471,405      3.69    9.263       694  117,851     76.71      0.00    21.21
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                    53 $12,788,818  100.00%   7.582%       694  $241,298   81,86%    77.98%   65.20%
===========================================================================================================================

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.500% per annum to 9.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.582% per annum.

ORIGINAL LOAN-TO-VALUE RATIOS


RANGE OF           NUMBER    AGGREGATE    PERCENT             WEIGHTED AVERAGE    WEIGHTED
ORIGINAL            OF       PRINCIPAL      OF      WEIGHTED  AVERAGE PRINCIPAL   AVERAGE   PERCENT
LOAN-TO-VALUE     MORTGAGE    BALANCE     MORTGAGE  AVERAGE   CREDIT   BALANCE   ORIGINAL    FULL      PERCENT
RATIOS             LOANS    OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING   LTV       DOC        IO
-------------------------------------------------------------------------------------------------------------------
30.01% to 40.00%           1   $100,000     0.78%   9.500%       598  $100,000     31.25%     0.00%  100.00%
40.01% to 50.00%           1    154,663      1.21    6.625       649   154,663     45.59    100.00   100.00
50.01% to 60.00%           1    139,971      1.09    7.750       821   139,971     57.85    100.00     0.00
60.01% to 70.00%           4  1,059,851      8.29    7.561       672   264,963     70.00     73.93    14.53
70.01% to 75.00%           6  1,611,549     12.60    7.501       665   268,592     74.42     87.86    10.30
75.01% to 80.00%          12  3,274,658     25.61    7.114       701   272,888     79.64     68.41    84.69
80.01% to 85.00%           5  1,125,476      8.80    7.582       708   225,095     84.96     93.06    64.08
85.01% to 90.00%          23  5,322,649     41.62    7.887       698   231,420     89.83     78.74    80.20
-------------------------------------------------------------------------------------------------------------------
TOTAL:                    53 $12,788,818  100.00%   7.582%       694  $241,298    81.86%    77.98%   65.20%
===================================================================================================================

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 31.25% to 90.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 0.00%.

CREDIT SCORES

                   NUMBER    AGGREGATE    PERCENT             WEIGHTED AVERAGE    WEIGHTED
                    OF       PRINCIPAL      OF      WEIGHTED  AVERAGE PRINCIPAL   AVERAGE   PERCENT
RANGE OF          MORTGAGE    BALANCE     MORTGAGE  AVERAGE   CREDIT   BALANCE   ORIGINAL    FULL      PERCENT
CREDIT SCORES      LOANS    OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING   LTV       DOC        IO
-------------------------------------------------------------------------------------------------------------------------
576 to 600                 2   $272,393     2.13%   8.788%       586   $136,196     58.94%    63.29%   36.71%
601 to 625                 3    638,815      5.00    7.397       617    212,938     81.99    100.00    60.11
626 to 650                 8  2,594,568     20.29    7.542       643    324,321     76.02    100.00    39.30
651 to 675                 8  1,982,863     15.50    7.528       663    247,858     84.15     76.06    79.46
676 to 700                 7  1,696,008     13.26    7.831       690    242,287     86.03     42.92    60.62
701 to 725                 6  1,293,211     10.11    7.656       706    215,535     89.72     72.61    67.09
726 to 750                10  2,582,423     20.19    7.750       740    258,242     82.98     79.21    88.52
751 to 775                 6  1,015,466      7.94    7.115       758    169,244     81.33     62.36    49.62
776 to 800                 2    573,100      4.48    6.715       786    286,550     82.89    100.00   100.00
801 to 825                 1    139,971      1.09    7.750       821    139,971     57.85    100.00     0.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                    53 $12,788,818  100.00%   7.582%       694   $241,298   81.86%    77.98%   65.20%
=========================================================================================================================

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 579 to 821 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 694.